                                                                  EXHIBIT 10.100

                                 AMENDMENT NO. 1
                                       TO
                           INVESTOR RIGHTS AGREEMENT

      This Amendment No. 1 to Investor Rights Agreement (this "Amendment") is made and entered into as of this 30 day of August, 2004, by and among MTI Technology Corporation, a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto (the "Investors").

                                   BACKGROUND

      A. The Company and the Investors are parties to that certain Investor Rights Agreement, dated as of June 17, 2004 (the "Investor Rights Agreement"), pursuant to which the Company agreed to file the Shelf Registration Statement (as defined in the Investor Rights Agreement) with the Securities and Exchange Commission by July 17, 2004.

      B. The Company and the Investors desire to amend the Investor Rights Agreement to extend the deadline for filing the Shelf Registration Statement to August 30, 2004.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amended and Restated Section 2.3. Section 2.3 of the Investor Rights Agreement is hereby amended and restated to read in its entirety as follows:

      "2.3 Shelf Registration. The Company shall prepare and file with the Commission a Shelf Registration Statement as promptly as practicable after the date hereof (and in any event by no later than August 30, 2004), and shall take such steps as are necessary to enable the Shelf Registration to be declared effective by the Commission as promptly as practicable thereafter (and in any event by no later than September 30, 2004, or, if the Shelf Registration Statement (including any of the documents incorporated by reference therein) is the subject of a complete or partial review by the Commission, in any event by no later than November 30,
      2004). The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case such Shelf Registration Statement shall be on such other form as the Company is eligible to use). The Company shall notify each Investor in writing promptly (in any event within one Trading Day) after receiving notification from the Commission that the Shelf Registration Statement has been declared effective."

2. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

3. Counterparts: Facsimile Signatures: Effectiveness. This Amendment may be executed in any number of counterparts (including facsimile signature) each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first above written.

                                          MTI TECHNOLOGY CORPORATION

                                          By: /s/ Todd Schaeffer
                                              -------------------------
                                          Name: Todd Schaeffer
                                          Title: Chief Financial Officer

                       [Investors' signature page follows]

                                   DIGITAL MEDIA & COMMUNICATIONS III
                                        LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        A LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        B LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        C LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        D C.V.
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        E C.V.

                                   By: Advent International Limited Partnership,
                                        General Partner
                                   By: Advent International Corporation,
                                        General Partner

                                   By: /s/ Michael Pehl
                                       -------------------
                                   Name:  Michael Pehl
                                   Title: Partner

                                   ADVENT PARTNERS DMC III LIMITED
                                        PARTNERSHIP
                                   ADVENT PARTNERS II LIMITED
                                        PARTNERSHIP

                                   By: Advent International Corporation,
                                        General Partner

                                   By: /s/ Michael Pehl
                                       ---------------------
                                   Name:  Michael Pehl
                                   Title: Partner

                                   EMC CORP.

                                   By:
                                       ----------------------
                                   Name:
                                   Title:

                Investors' Signature Page to Amendment No. 1 to
                           Investor Rights Agreement

                                   DIGITAL MEDIA & COMMUNICATIONS III
                                        LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        A LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        B LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        C LIMITED PARTNERSHIP
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        D C.V.
                                   DIGITAL MEDIA & COMMUNICATIONS III-
                                        E C.V.

                                   By: Advent International Limited Partnership,
                                        General Partner
                                   By: Advent International Corporation,
                                        General Partner

                                   By:
                                       ---------------------
                                   Name: Michael Pehl
                                   Title: Partner

                                   ADVENT PARTNERS DMC III LIMITED
                                        PARTNERSHIP
                                   ADVENT PARTNERS II LIMITED
                                        PARTNERSHIP

                                   By: Advent International Corporation,
                                        General Partner

                                   By:
                                       ---------------------
                                   Name: Michael Pehl
                                   Title: Partner

                                   EMC CORP.

                                   By: Michael J. Cody
                                       ---------------------
                                   Name: Michael J. Cody
                                   Title: Vice President Corporate Development

                 Investors' Signature Page to Amendment No. 1 to
                           Investor Rights Agreement